POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is the President of the Trust;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX AND ANDREW ROGERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2006.

                                                                                    /s/ Michael J. Wagner_______________

                                                                                    Michael J. Wagner

                                                                                    President

STATE OF NEW YORK                                )

                                                                        )           ss:

COUNTY OF __________________             )

            Before me, a Notary Public, in and for said county and state, personally appeared Michael Wagner, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

            WITNESS my hand and official seal this _____ day of May, 2006.

                                                                                    ____________________________

                                                                                    Notary Public

                                                                                    My commission expires: ________________

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is the Treasurer of the Trust;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX and MICHAEL WAGNER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2006.

                                                                                    /s/ Andrew Rogers___________________

                                                                                    Andrew Rogers

                                                                                    Treasurer

STATE OF NEW YORK                                )

                                                                        )           ss:

COUNTY OF __________________             )

            Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

            WITNESS my hand and official seal this _____ day of May, 2006.

                                                                                    ____________________________

                                                                                    Notary Public

                                                                                    My commission expires: ________________

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is a Trustee of the Trust;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and MICHAEL WAGNER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2006.

                                                                                    /s/ L. Merill Bryan Jr._______________

                                                                                    L. Merill Bryan Jr.

                                                                                    Trustee

STATE OF Utah_______________                )

                                                                        )           ss:

COUNTY OF Summit____________             )

            Before me, a Notary Public, in and for said county and state, personally appeared L. Merrill Bryan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

            WITNESS my hand and official seal this 8th day of May, 2006.

                                                                                    /s/ Mary Ann Senn_____________

                                                                                    Notary Public

                                                                                    My commission expires: ___01-07-07_____

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is a Trustee of the Trust;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and MICHAEL WAGNER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of May, 2006.

                                                                                    /s/ Anthony J. Hertl_____________

                                                                                    Anthony J. Hertl

                                                                                    Trustee

STATE OF New Jersey_______________                )

                                                                                   )           ss:

COUNTY OF Monmouth______________               )

            Before me, a Notary Public, in and for said county and state, personally appeared Anthony J. Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

            WITNESS my hand and official seal this 8th day of May, 2006.

                                                                                    _/s/ Danielle _M. Deeken______________

                                                                                    Notary Public

                                                                                    My commission expires: __01-30-08_____

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

            WHEREAS, the undersigned is a Trustee of the Trust;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and MICHAEL WAGNER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of May, 2006.

                                                                                    /s/ Michael Miola____________________

                                                                                    Michael Miola

                                                                                    Trustee

STATE OF ARIZONA                                   )

                                                                        )           ss:

COUNTY OF _____________                       )

            Before me, a Notary Public, in and for said county and state, personally appeared Michael Miola, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

            WITNESS my hand and official seal this _____ day of May, 2006.

                                                                                    ____________________________

                                                                                    Notary Public

                                                                                    My commission expires: ________________

POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

            NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and MICHAEL WAGNER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 9th day of May, 2006.

ATTEST:                                                                    NORTHERN LIGHTS FUND TRUST

By: /s/ Emile Molineaux_____________                               By: _/s/ Michael J. Wagner_____________

            Emile Molineaux, Secretary                                       Michael J. Wagner, President

STATE OF NEW YORK                    )

                                                            )           ss:

COUNTY OF ______________         )

            Before me, a Notary Public, in and for said county and state, personally appeared Michael Wagner, President, and Emile Molineaux, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

            WITNESS my hand and official seal this ______ day of May, 2006.

                                                                                    ____________________________

                                                                                    Notary Public

                                                                                    My commission expires: ______________

                                                                        CERTIFICATE

            The undersigned, Secretary of NORTHERN LIGHTS FUND TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by a written consent in lieu of a meeting dated May 4, 2006, and is in full force and effect:

" WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                        NOW, THEREFORE, BE IT

                        RESOLVED, that the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and MICHAEL WAGNER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  May 9, 2006                                       _/s/ Emile Molineaux_____________________________

                                                                                    Emile Molineaux, Secretary

                                                                                    NORTHERN LIGHTS FUND TRUST